Summary of Significant Accounting Policies (Tables)	6 Months Ended
Nov. 30, 2020
Accounting Policies [Abstract]
Schedule of Computation of Dilutive Loss Per Common Share

The following potentially dilutive equity securities outstanding as of November 30, 2020 and 2019 were not included in the computation of dilutive loss per common share because the effect would have been anti-dilutive:

	November 30,
	2020	2019
Stock warrants	820,055	803,001
Convertible notes	108,696	64,750
Total	928,751	867,751